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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-50857

                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
                              DATED JUNE 23, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


   David S. Horowitz and Charles Moon have been the Fund's primary portfolio managers since February 2001. Mr. Horowitz is a Vice President of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Horowitz has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).



February 1, 2001